UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORPORATE

BOND FUND

FORM N-Q

MARCH 31, 2011

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 88.8%
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.9%
Daimler Finance NA LLC, Senior Notes	3.000%	3/28/16	$1,410,000	$1,401,279	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,600,000	3,275,254
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	650,000	188,500	(b)

Total Automobiles				4,865,033

Hotels, Restaurants & Leisure - 0.4%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	840,000	974,400
Yum! Brands Inc., Senior Notes	3.875%	11/1/20	1,040,000	984,027

Total Hotels, Restaurants & Leisure				1,958,427

Media - 5.4%
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	3,135,000	3,927,340
Comcast Corp., Bonds	6.400%	5/15/38	10,000	10,216
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,058,445
Interpublic Group Cos. Inc.	6.250%	11/15/14	1,250,000	1,371,875
News America Holdings Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,704,434
Omnicom Group Inc., Notes	6.250%	7/15/19	1,050,000	1,175,349
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	1,460,000	1,634,393
TCI Communications Inc.	7.125%	2/15/28	180,000	204,687
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,970,000	2,020,611
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,281,546
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,290,000	1,216,247
Time Warner Cos. Inc., Debentures	7.570%	2/1/24	2,850,000	3,408,081
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,536,789
United Business Media Ltd., Notes	5.750%	11/3/20	2,040,000	1,987,945	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/21	810,000	814,302	(a)
WPP Finance UK	5.875%	6/15/14	610,000	671,109
WPP Finance UK, Senior Notes	8.000%	9/15/14	970,000	1,131,513

Total Media				30,154,882

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	2,230,000	2,285,750
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	70,000	75,250

Total Multiline Retail				2,361,000

Specialty Retail - 0.3%
Home Depot Inc., Senior Notes	4.400%	4/1/21	1,620,000	1,620,642

TOTAL CONSUMER DISCRETIONARY				40,959,984

CONSUMER STAPLES - 4.2%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,700,000	1,827,823
Coca-Cola Co., Senior Notes	3.150%	11/15/20	690,000	643,300
Diageo Finance BV	3.250%	1/15/15	980,000	1,006,640
Foster’s Finance Corp., Notes	4.875%	10/1/14	840,000	889,764	(a)

Total Beverages				4,367,527

Food & Staples Retailing - 1.2%
Delhaize Group, Senior Notes	6.500%	6/15/17	2,046,000	2,304,238
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,243,847
Safeway Inc., Senior Notes	6.350%	8/15/17	1,350,000	1,511,124
Safeway Inc., Senior Notes	3.950%	8/15/20	1,610,000	1,525,760

Total Food & Staples Retailing				6,584,969

Food Products - 0.9%
Bunge Ltd. Finance Corp., Notes	4.100%	3/15/16	580,000	582,089
H.J. Heinz Finance Co., Senior Notes	7.125%	8/1/39	1,220,000	1,453,994	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	2,910,000	3,077,639

Total Food Products				5,113,722

Tobacco - 1.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,570,000	1,830,838
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,371,770
Philip Morris International Inc., Senior Notes	4.500%	3/26/20	1,380,000	1,420,564

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	$2,270,000	$2,700,741

Total Tobacco				7,323,913

TOTAL CONSUMER STAPLES				23,390,131

ENERGY - 13.5%
Energy Equipment & Services - 1.0%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,610,000	1,532,516
Ensco PLC, Senior Notes	4.700%	3/15/21	990,000	984,613
Schlumberger Ltd., Senior Notes	2.650%	1/15/16	1,180,000	1,177,031	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	1,760,000	1,869,227

Total Energy Equipment & Services				5,563,387

Oil, Gas & Consumable Fuels - 12.5%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	3,211,000	3,554,494
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	2,300,000	2,503,906
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	200,000	220,432
Apache Corp., Senior Notes	6.000%	1/15/37	1,016,000	1,077,464
Apache Corp., Senior Notes	5.100%	9/1/40	370,000	345,219
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,585,433
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	2,818,000	3,049,420
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	352,323
ConocoPhillips, Notes	6.500%	2/1/39	1,990,000	2,273,211
ConocoPhillips, Senior Notes	6.000%	1/15/20	1,080,000	1,242,376
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	2,175,000	2,800,352
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,849,839
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	382,698
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	758,153
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	3,340,000	3,322,856
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,845,000	2,100,248
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	1,620,000	1,617,790
EOG Resources Inc., Senior Notes	5.875%	9/15/17	2,130,000	2,386,164
Gazprom, Loan Participation Notes	6.212%	11/22/16	143,000	156,871	(a)
Hess Corp., Notes	8.125%	2/15/19	600,000	754,354
Hess Corp., Notes	7.875%	10/1/29	2,074,000	2,567,645
Kerr-McGee Corp., Notes	6.950%	7/1/24	390,000	432,342
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,252,000	2,429,232	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	1,673,048
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	2,450,000	2,431,441
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,069,000	13,175,029
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,646,787
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,038,707
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	3,130,000	3,240,198
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,243,306
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	174,000	195,750	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	1,860,000	2,319,015
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	260,000	309,630
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,580,000	2,050,405
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,379,444

Total Oil, Gas & Consumable Fuels				69,465,582

TOTAL ENERGY				75,028,969

FINANCIALS - 38.9%
Capital Markets - 4.2%
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,548,867
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,555,000	3,083,963	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,216,012
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,373,122
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,430,000	2,428,075
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	3,303,000	941,355	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,700,000	484,500	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(a)(b)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	1,750,000	1,910,155
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,964,491
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	1,549,000	1,473,726

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	$65,000	$67,778

Total Capital Markets				23,492,044

Commercial Banks - 14.8%
BAC Capital Trust XI, Notes	6.625%	5/23/36	3,820,000	3,783,290
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	6,430,000	4,999,325	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	5,056,000	5,081,280	(a)(c)
Bank of Nova Scotia, Senior Notes	4.375%	1/13/21	1,510,000	1,507,057
BankAmerica Capital III, Junior Subordinated Notes	0.873%	1/15/27	585,000	452,137	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	695,000	715,850	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,855,250	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,592,000	2,029,975	(a)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	1,000,000	1,013,791
BNP Paribas, Senior Notes	5.000%	1/15/21	530,000	535,982
BPCE SA, Subordinated Bonds	12.500%	9/30/19	2,383,000	2,679,433	(a)(c)(d)
CBA Capital Trust I, Junior Subordinated Notes	5.805%	6/30/15	3,510,000	3,602,994	(a)(d)
CIT Group Inc., Secured Notes	5.250%	4/1/14	1,540,000	1,550,717	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	1,170,000	1,188,750	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	630,000	630,645	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,770,000	4,052,750	(a)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	3,063,000	949,530	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(a)(b)(d)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(a)(b)(c)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	1,376,388	(a)(c)(d)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	760,000	737,658	(a)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,418,750	(c)
HSBC Holdings PLC, Senior Notes	5.100%	4/5/21	1,060,000	1,067,510
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	657,000	655,343	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	218,000	217,179	(a)(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	590,000	570,770	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	5,130,000	5,393,364	(a)
Landsbanki Islands HF	7.431%	10/19/17	4,230,000	0	(a)(b)(c)(d)(e)(f)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	270,000	270,727	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	2,840,000	2,964,943
Nordea Bank AB, Senior Notes	4.875%	1/14/21	870,000	885,245	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,746,000	3,587,276	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	3,204,000	3,196,387	(a)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,745,000	3,520,300	(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,100,000	1,134,300
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,820,000	1,826,570
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	760,000	760,815
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	300,000	312,091
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	570,000	571,010
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	1,420,000	1,406,513	(a)
SunTrust Preferred Capital I	5.853%	12/15/11	424,000	343,440	(c)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/23/11	8,350,000	7,692,438	(c)(d)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,840,000	1,853,047
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	3,069,000	3,037,239

Total Commercial Banks				82,428,059

Consumer Finance - 2.5%
Ally Financial Inc., Debentures	0.000%	6/15/15	40,000	31,250
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,845,000	2,004,131
Ally Financial Inc., Senior Notes	8.300%	2/12/15	1,790,000	1,966,763
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,112,297	(c)
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	3,470,000	3,608,276	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - continued
SLM Corp., Medium-Term Notes	8.000%	3/25/20	$1,560,000	$1,703,153
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	454,000	458,655
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	430,000	482,260
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	726,000	622,526

Total Consumer Finance				13,989,311

Diversified Financial Services - 12.3%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	5,814,000	5,755,860	(a)
Bank of America Corp., Senior Notes	4.500%	4/1/15	510,000	530,071
Bank of America Corp., Senior Notes	5.625%	7/1/20	590,000	606,826
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	729,000	810,179
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,210,000	1,320,413
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,410,000	4,878,690
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,360,000	1,468,077
Citigroup Inc., Senior Notes	6.010%	1/15/15	510,000	557,809
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,240,000	1,367,071
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,665,258
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	303,059
General Electric Capital Corp., Notes	5.300%	2/11/21	8,880,000	9,036,350
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,350,000	1,491,102
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	2,170,000	2,373,051
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,160,000	4,050,409
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	1,450,000	1,430,766
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	1,679,483
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	51,283
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,195,000	3,294,844	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,253,000	3,593,785	(a)(c)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,320,000	1,372,800
International Lease Finance Corp., Notes	5.875%	5/1/13	3,351,000	3,451,530
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	8,840,000	8,464,777
JPMorgan Chase & Co., Subordinated Notes	1.552%	9/1/15	1,035,000	1,036,314	(c)
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	720,000	725,916
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	970,000	1,002,597
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	2,778,000	2,861,340	(a)(c)

Total Diversified Financial Services				68,179,660

Insurance - 4.8%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	1,042,696	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	2,294,000	2,110,480
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,749,667	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	310,000	331,462
ASIF Global Financing XIX	4.900%	1/17/13	90,000	94,500	(a)
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,933,043
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	1,060,000	1,051,447	(a)(c)(d)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	934,856
Hartford Financial Services Group Inc., Senior Notes	6.300%	3/15/18	550,000	591,223
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	6/30/11	2,350,000	2,289,603	(c)(d)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	2,060,250	(a)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	720,000	756,340	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,352,000	7,117,471
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	2,320,000	2,760,800	(c)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	125,088

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - continued
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	$1,060,000	$1,012,308

Total Insurance				26,961,234

Real Estate Investment Trusts (REITs) - 0.3%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	1,440,000	1,572,296

TOTAL FINANCIALS				216,622,604

HEALTH CARE - 4.4%
Biotechnology - 0.4%
Amgen Inc., Senior Notes	3.450%	10/1/20	2,270,000	2,140,431

Health Care Equipment & Supplies - 0.5%
C.R. Bard Inc., Senior Notes	4.400%	1/15/21	1,420,000	1,443,045
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,674,386

Total Health Care Equipment & Supplies				3,117,431

Health Care Providers & Services - 3.3%
Aetna Inc., Senior Notes	3.950%	9/1/20	1,070,000	1,035,357
AmerisourceBergen Corp., Senior Notes	4.875%	11/15/19	1,270,000	1,319,718
CIGNA Corp., Senior Notes	4.500%	3/15/21	1,170,000	1,154,082
HCA Inc., Senior Notes	6.250%	2/15/13	2,130,000	2,220,525
Humana Inc., Senior Notes	6.450%	6/1/16	600,000	664,827
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	3,948,953
McKesson Corp., Senior Notes	4.750%	3/1/21	100,000	101,616
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,018,478
UnitedHealth Group Inc., Senior Notes	5.000%	8/15/14	310,000	336,963
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	107,542
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	2,340,000	2,370,312
WellPoint Inc., Notes	5.875%	6/15/17	1,560,000	1,752,100
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,399,401

Total Health Care Providers & Services				18,429,874

Life Sciences Tools & Services - 0.2%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	860,000	927,887

TOTAL HEALTH CARE				24,615,623

INDUSTRIALS - 6.0%
Aerospace & Defense - 1.2%
BAE Systems Holdings Inc., Senior Notes	5.200%	8/15/15	1,118,000	1,198,178	(a)
Boeing Co., Senior Notes	4.875%	2/15/20	1,790,000	1,916,154
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	3,320,000	3,436,200

Total Aerospace & Defense				6,550,532

Air Freight & Logistics - 0.3%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	1,800,000	1,671,322

Airlines - 1.5%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	436,936	454,413
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	90,871	96,323
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,905,854	2,058,322
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	816,192	865,163
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,513,120	1,656,867
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	2,120,000	2,157,100
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	664,453	757,477

Total Airlines				8,045,665

Commercial Services & Supplies - 0.8%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,160,000	1,212,041
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,640,000	1,720,337
Waste Management Inc., Senior Notes	4.600%	3/1/21	250,000	250,284
Waste Management Inc., Senior Notes	7.000%	7/15/28	1,030,000	1,206,490

Total Commercial Services & Supplies				4,389,152

Machinery - 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,310,000	3,416,526

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Road & Rail - 1.6%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	$2,260,000	$2,179,282	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	1,490,000	1,413,839	(a)
Burlington Northern Santa Fe LLC, Senior Notes	3.600%	9/1/20	1,730,000	1,644,157
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	442,037
Union Pacific Corp., Debentures	6.625%	2/1/29	2,988,000	3,455,846

Total Road & Rail				9,135,161

TOTAL INDUSTRIALS				33,208,358

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	1,700,000	1,698,664

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	940,000	1,038,166
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	780,000	859,407

Total Semiconductors & Semiconductor Equipment				1,897,573

TOTAL INFORMATION TECHNOLOGY				3,596,237

MATERIALS - 4.6%
Chemicals - 1.3%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	962,609
Dow Chemical Co., Notes	5.700%	5/15/18	830,000	895,722
E.I. du Pont de Nemours & Co., Senior Notes	4.900%	1/15/41	2,590,000	2,422,645
Potash Corp. of Saskatchewan Inc., Senior Notes	3.250%	12/1/17	820,000	802,837
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,131,419
PPG Industries Inc., Senior Notes	5.500%	11/15/40	1,240,000	1,212,446

Total Chemicals				7,427,678

Metals & Mining - 3.3%
ArcelorMittal, Senior Notes	3.750%	3/1/16	700,000	699,484
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,540,000	1,521,980
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	5,799,000	6,400,988
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,630,000	2,145,277
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,300,000	1,214,281
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	745,695
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,597,000	4,906,659
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	685,600	(a)

Total Metals & Mining				18,319,964

TOTAL MATERIALS				25,747,642

TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 4.8%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	71,616
AT&T Inc., Global Notes	5.600%	5/15/18	390,000	428,804
AT&T Inc., Senior Notes	5.350%	9/1/40	3,337,000	2,999,536	(a)
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,184,142
Deutsche Telekom International Finance BV, Senior Bonds	9.250%	6/1/32	670,000	950,280
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,978,000	2,216,966
Embarq Corp., Notes	7.082%	6/1/16	430,000	489,527
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	1,090,000	1,410,096
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	2,720,000	2,468,569
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	2,330,000	2,353,869
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	1,640,000	1,723,901
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	2,480,000	2,478,948
Verizon Global Funding Corp., Senior Notes	7.750%	6/15/32	1,915,000	2,315,562
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	4,388,000	4,380,457
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	150,000	164,400	(a)

Total Diversified Telecommunication Services				26,636,673

Wireless Telecommunication Services - 1.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,117,468
American Tower Corp., Senior Notes	4.625%	4/1/15	2,000,000	2,078,172
American Tower Corp., Senior Notes	4.500%	1/15/18	1,200,000	1,180,204

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - continued
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	$240,000	$254,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000	1,068,750

Total Wireless Telecommunication Services				5,698,994

TOTAL TELECOMMUNICATION SERVICES				32,335,667

UTILITIES - 3.4%
Electric Utilities - 2.2%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,016,875
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,570,982
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	920,611
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,830,000	1,976,400	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,391
FirstEnergy Corp., Notes	7.375%	11/15/31	2,568,000	2,789,277
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	910,000	955,497
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,262,733
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	500,000	639,607
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,047,608

Total Electric Utilities				12,192,981

Gas Utilities - 0.7%
CenterPoint Energy Resources Corp., Senior Notes	4.500%	1/15/21	2,700,000	2,651,864	(a)
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,302,017	(a)

Total Gas Utilities				3,953,881

Independent Power Producers & Energy Traders - 0.0%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	38,000	25,080
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	28,000	23,520

Total Independent Power Producers & Energy Traders				48,600

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	4.450%	3/15/21	1,750,000	1,738,986
Integrys Energy Group Inc., Senior Notes	4.170%	11/1/20	910,000	871,171

Total Multi-Utilities				2,610,157

TOTAL UTILITIES				18,805,619

TOTAL CORPORATE BONDS & NOTES (Cost - $502,066,708)				494,310,834

ASSET-BACKED SECURITIES - 0.9%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	580,000	619,424	(a)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,500	(c)(f)
Education Funding Capital Trust, 2004-1 A5	1.760%	6/15/43	850,000	794,750	(c)(f)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	2,520,000	2,641,416	(a)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	400,000	427,120	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $4,486,725)				4,674,210

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	1,400,000	1,426,526	(a)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	2,116,254	2,083,917	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	18,857,477	1,426,250	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.521%	8/25/20	15,765,402	1,442,578	(c)
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	1,799,622	1,772,721
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.182%	9/25/37	2,053,972	2,035,181	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.174%	9/25/37	2,108,003	2,122,886	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $12,274,212)				12,310,059

COLLATERALIZED SENIOR LOANS - 0.6%
TELECOMMUNICATION SERVICES - 0.6%
Vodafone Americas Finance 2 Inc., Term Loan (Cost - $3,372,291)	6.875%	8/11/15	3,391,497	3,425,412	(g)

MORTGAGE-BACKED SECURITIES - 0.3%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	2.467%	9/1/24	30,394	32,037	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 0.3%
Government National Mortgage Association (GNMA)	4.000%	4/20/41	$1,600,000	$1,599,750	(h)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,628,411)				1,631,787

MUNICIPAL BONDS - 1.5%
California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	1,790,000	1,888,897

Georgia - 0.4%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,510,000	1,436,010
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	969,374

Total Georgia				2,405,384

Illinois - 0.8%
Illinois State, GO	5.100%	6/1/33	1,820,000	1,477,603
Illinois State, GO	5.665%	3/1/18	1,330,000	1,328,790
Illinois State, GO	5.877%	3/1/19	1,330,000	1,329,668
Total Illinois				4,136,061

TOTAL MUNICIPAL BONDS (Cost - $8,415,848)				8,430,342

SOVEREIGN BONDS - 0.5%
Russia - 0.5%
RSHB Capital, Loan Participation Notes, Secured Notes (Cost - $2,740,000)	7.125%	1/14/14	2,740,000	2,995,368	(a)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.8%
U.S. Government Agencies - 0.3%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,610,000	1,776,865

U.S. Government Obligations - 0.5%
U.S. Treasury Bonds	4.250%	11/15/40	1,410,000	1,348,754
U.S. Treasury Notes	2.125%	2/29/16	560,000	558,337
U.S. Treasury Notes	3.625%	2/15/21	760,000	770,925

Total U.S. Government Obligations				2,678,016

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,299,392)				4,454,881

			SHARES
PREFERRED STOCKS - 2.3%
FINANCIALS - 2.3%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		22,375	636,568

Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		205,125	5,230,688	*(c)

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		114,750	3,021,367	(c)
Citigroup Capital XIII	7.875%		98,475	2,698,215	(c)

Total Diversified Financial Services				5,719,582

Thrifts & Mortgage Finance - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		595,470	1,012,299	*(c)
Federal National Mortgage Association (FNMA)	8.250%		82,500	140,250	*(c)

Total Thrifts & Mortgage Finance				1,152,549

TOTAL PREFERRED STOCKS (Cost - $21,727,019)				12,739,387

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2011

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $561,010,606)				544,972,280

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 0.7%
U.S. Government Agencies - 0.3%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $1,324,668)	0.220 - 0.240%	5/9/11	$1,325,000	$1,324,668	(i)(j)

Repurchase Agreements - 0.4%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity - $2,394,007 (Fully collateralized by U.S. government agency obligations, 3.740% due 10/27/25; Market value - $2,442,260) (Cost - $2,394,000)	0.110%	4/1/11	2,394,000	2,394,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,718,668)				3,718,668

TOTAL INVESTMENTS - 98.6% (Cost - $564,729,274#)				548,690,948
Other Assets in Excess of Liabilities - 1.4%				7,897,828

TOTAL NET ASSETS - 100.0%				$556,588,776

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Securities are in default as of March 31, 2011.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
IO	— Interest Only

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$494,310,834	$0	*	$494,310,834
Asset-backed securities	—	4,482,710	191,500		4,674,210
Collateralized mortgage obligations	—	12,310,059	—		12,310,059
Collateralized senior loans	—	3,425,412	—		3,425,412
Mortgage-backed securities	—	1,631,787	—		1,631,787

Notes to Schedule of Investments (unaudited) (continued)

Municipal bonds	—	8,430,342	—	8,430,342
Sovereign bonds	—	2,995,368	—	2,995,368
U.S. government & agency obligations	—	4,454,881	—	4,454,881
Preferred stocks	$12,739,387	—	—	12,739,387

Total long-term investments	$12,739,387	$532,041,393	$191,500	$544,972,280

Short-term investments†	—	3,718,668	—	3,718,668

Total investments	$12,739,387	$535,760,061	$191,500	$548,690,948

Other financial instruments:
Futures contracts	$15,663	—	—	15,663

Total	$12,755,050	$535,760,061	$191,500	$548,706,611

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$165,446	—	—	$165,446

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED SENIOR LOANS	TOTAL
Balance as of December 31, 2010	$0	*	—	$3,329,200	$3,329,200
Accrued premiums/discounts	—		—	1,001	1,001
Realized gain(loss)	—		—	—	—
Change in unrealized appreciation (depreciation)(1)	—		—	(69,449)	(69,449)
Net purchases (sales)	—		—	(3,260,752)	(3,260,752)
Transfers into Level 3	—		$191,500	—	191,500
Transfers out of Level 3	—		—	—	—

Balance as of March 31, 2011	$0	*	$191,500	—	$191,500

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(1)	$0	*	—	—	$0 *

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Notes to Schedule of Investments (unaudited) (continued)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,100,949
Gross unrealized depreciation	(42,139,275)

Net unrealized depreciation	$(16,038,326)

At March 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	14	6/11	$1,644,952	$1,635,047	$(9,905)
U.S. Treasury 30-Year Bonds	10	6/11	1,199,720	1,201,875	2,155

Notes to Schedule of Investments (unaudited) (continued)

U.S. Treasury Ultra Long-Term Bonds	5	6/11	604,305	617,813	13,508

					5,758

Contracts to Sell:
U.S. Treasury 2-Year Notes	4	6/11	$871,800	$872,500	$(700)
U.S. Treasury 10-Year Notes	374	6/11	44,362,847	44,517,688	(154,841)

					(155,541)

Net Unrealized Loss on Open Futures Contracts					$(149,783)

At March 31, 2011, the Fund held TBA securities with a total cost of $1,598,000.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$15,663	$(165,446)	$(149,783)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$4,811,035
Futures contracts (to sell)	45,822,243

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	May 24, 2011